UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2007
SUMMIT HOTEL PROPERTIES, LLC
(Exact name of registrant as specified in its charter)

South Dakota (State or other jurisdiction of incorporation or organization)	000-51955 (Commission File Number)	20-0617340 (I.R.S. employer identification no.)
2701 South Minnesota Avenue, Suite 6, Sioux Falls, South Dakota 57105
(Address of principal executive offices, including zip code)
Registrant’s Telephone Number, Including Area Code: (605) 361-9566
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01.	Financial Statements and Exhibits
Loan Agreement-Fortress Credit Corp.,loan in the amount of $99,700,000

Item 1.01 Entry into a Material Definitive Agreement.
On March 5, 2007 Summit Hotel Properties, LLC (the “Company”) entered into a loan agreement with Fortress Credit Corp. (“Lender”). The loan is for the purpose of financing the Company’s equity requirements for the acquisition, development and construction of real estate and hotel properties. The loan is in the amount of $99,700,000. Up to $75,000,000 of the loan may be advanced to the Company to fund a portion of real estate acquisition and construction costs. The remaining $24,700,000 may be advanced by the Lender to fund interest payments under the loan. The interest rate on the note is a variable rate, at 30-day LIBOR plus 575 basis points. Interest is payable monthly, and no principal payments are scheduled. The maturity date of the note is March 5, 2010, with two one-year maturity date extensions which may be exercised in the discretion of the Company.
As collateral for the loan, the Company will be required to pledge up to 49% of the membership interests in single purpose entities owned now or in the future by the Company. Currently, 30 of the Company’s 62 hotels are owned by single purpose entities. The Lender has required that all hotels acquired in the future be owned by a single purpose entity which is wholly-owned by the Company. The loan is guaranteed by The Summit Group, Inc., an affiliate of the Company.
In the event of default of the loan, the Lender may apply all proceeds from the operation of the Company’s hotels to the loan, but only after expenses of operating the hotels and the payments due on senior mortgages have been paid.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 concerning the Company’s creation of a direct financial obligation is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
10.1 Loan Agreement between Summit Hotel Properties, LLC and Fortress Credit Corp. dated March 5, 2007 for a loan in the amount of $99,700,000.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, LLC

/s/ Kerry W. Boekelheide
By:

	Name:	Kerry W. Boekelheide
	Title:	Chief Executive Officer
Dated: March 7, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan Agreement between Summit Hotel Properties, LLC and Fortress Credit Corp. dated March 5, 2007.